FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 29, 2012
FAIR VALUE MEASUREMENTS

NOTE I — FAIR VALUE MEASUREMENTS

The Company measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In developing its fair value estimates, the Company uses the following hierarchy:

Level	1: Quoted prices in active markets for identical assets or liabilities.

Level	2: Observable market based inputs or unobservable inputs that are corroborated by market data.

Level	3: Significant unobservable inputs that are not corroborated by market data. Generally, these fair value measures are model-
    based valuation techniques such as discounted cash flows or option pricing models using own estimates and assumptions or those expected to be used by market participants.

The fair values of cash and cash equivalents, receivables, accounts payable and accrued expenses and other current liabilities approximate their carrying values because of their short-term nature.

Refer to Note A for additional information on cash and cash equivalents, which total $670.8 million at December 29, 2012 (Level 1), as well as fair value estimates used when considering potential impairments of long-lived assets (Level 3). Impairment charges of $138.5 million, $11.4 million and $2.3 during 2012, 2011, and 2010, respectively, were based on estimated fair values of the related assets of $42 million in 2012, $1.7 million in 2011 and $0.4 million in 2010.

The fair values of the Company’s foreign currency contracts and fuel contracts are the amounts receivable or payable to terminate the agreements at the reporting date, taking into account current interest rates, exchange rates and commodity prices. The values are based on market-based inputs or unobservable inputs that are corroborated by market data. Refer to Note J for additional information on the Company’s derivative instruments and hedging activities.

The Company records its Senior Notes payable at par value, adjusted for amortization of a fair value hedge which was cancelled in 2005. The fair value of the Senior Notes and the Senior Secured Notes are considered Level 2 fair value measurements and are based on market trades of these securities on or about the dates below.

	2012		2011
(In thousands)	Carrying Value	Fair Value	Carrying Value	Fair Value
6.25% Senior Notes	$149,953	$153,750	$399,953	$381,067
9.75% Senior Secured Notes	$250,000	$265,938	—	—

Fair Value Estimates Used in Impairment Analyses

North American Retail Division

Because of declining sales in recent periods, the Company has conducted a detailed quarterly store impairment analysis. The analysis uses input from retail store operations and the Company’s accounting and finance personnel that organizationally report to the Chief Financial Officer. These projections are based on management’s estimates of store-level sales, gross margins, direct expenses, exercise of future lease renewal options, where applicable, and resulting cash flows and, by their nature, include judgments about how current initiatives will impact future performance. If the anticipated cash flows of a store cannot support the carrying value of its assets, the assets are impaired and written down to estimated fair value using Level 3 inputs. The Company recognized store asset impairment charges of $11 million in 2011, and $18 million, $24 million, $73 million and $9 million, in the four quarters of 2012, respectively.

A review of the North American Retail portfolio began in mid-2012 and the NA Retail Strategy was approved in the third quarter. The analysis concluded with a plan for each location to downsize to either small or mid-size format, relocate, remodel, renew or close at the end of the base lease term. These changes, and continued store performance, served as a basis for the Company’s asset impairment review for the third and fourth quarters of 2012.

The NA Retail Strategy provides a plan to downsize approximately 275 locations to small-format stores at the end of their lease term over the next three years and an additional 165 locations over the following two years. Approximately 60 locations will be downsized or relocated to the mid-sized format over the next three years and another 25 over the following two years. The Company anticipates closing approximately 50 stores as their base lease period ends. The remaining stores in the portfolio are anticipated to remain as configured, be remodeled or have base lease periods more than five years in the future. Future market conditions could impact any of these decisions used in this analysis.

Approximately 40% of the store leases will be at the optional renewal period within the next three years and 65% within the next five years. The individual cash flow time horizon for stores expected to be closed, relocated or downsized has been reduced to the base lease period, eliminating renewal option periods from the calculation, where applicable. Additionally, projected sales trends included in the impairment calculation model in prior periods have been reduced. The quarterly impairment analyses in recent periods have contemplated short-term negative sales trends, a period of no growth, turning positive in the second and later years. However, the actual quarterly results have declined more than included in the model and the Company recognized asset impairment charges each quarter since the third quarter of 2011, even though the Company continued to lower projected sales trends for these tests. Each period reflected the Company’s best estimate at the time. The current outlook on comparable store sales is a decline of 4% in the first year. The projected sales continue to be negative for the second year, but are on an improving trend. Gross margin assumptions have been held constant at current actual levels and operating costs are consistent with recent actual results and planned activities. Following adoption of the NA Retail Strategy and impairment charges recognized, approximately 250 stores were reduced to estimated salvage value of $7 million and assets for 130 locations were reduced to estimated fair value of $35 million based on their projected cash flows, discounted at 13%. The remaining value after asset impairment charges will be depreciated over the remaining lease period. These and other lower-performing locations are particularly sensitive to changes in projected cash flows over the forecast period and additional impairment is possible in future periods if results are below projections. A 100 basis point decrease in sales used in these estimates would have increased impairment by approximately $2.0 million. Independent of the sensitivity on sales assumptions, a 50 basis point decrease in gross margin would have increased the impairment by approximately $4.6 million. The interrelationship of having both of those inputs change as indicated would have resulted in impairment approximately $0.5 million more than the sum of the two individual inputs.

The Company will continue to evaluate initiatives to improve performance and lower operating costs. To the extent that forward-looking sales and operating assumptions are not achieved and are subsequently reduced, or if the Company commits to a more extensive store downsizing strategy, additional impairment charges may result. Additionally, unless store performance improves, future impairment charges may result. However, at the end of 2012, the impairment analysis reflects the Company’s best estimate of future performance, including the intended future use of the Company’s retail store assets.

International Division

During 2011, the Company acquired an office supply company in Sweden to supplement the existing business in that market. As a result of slowing economic conditions in Sweden after the acquisition, difficulties in the consolidation of multiple distribution centers and the adoption of new warehousing systems which impacted customer service and delayed or undermined planned marketing activities, the Company re-evaluated remaining balances of acquisition-related intangible assets of customer relationships and short-lived tradename values. The acquisition-date intangible asset valuation anticipated customer attrition of approximately 11% to 13% per year through 2013. The cash flow analysis consistent with the original valuation of the definite-lived intangible assets was updated by accounting and finance department personnel to reflect the decline experienced in 2012, as well as projected sales declines of 8% for acquisition-date retail customer relationships and 2% for acquisition-date contract relationships in 2013 and costs necessary to successfully complete the warehouse integration and re-launch the marketing initiatives. Cash flows related to these acquired customer relationships with the updated Level 3 inputs were projected to be negative, then recovering, but were insufficient to recover the intangible assets’ remaining carrying values. Accordingly, an impairment charge of approximately $14 million was recognized during the third quarter of 2012 and is presented in Asset impairments in the Consolidated Statements of Operations.

Fair Value Estimates Used for Paid-in-Kind Dividends

The Company’s Board of Directors can elect to pay quarterly dividends on the preferred stock in cash or in-kind. Dividends paid-in-kind are measured at fair value, using Level 3 inputs. The Company uses a binomial simulation that captures the call, conversion, and interest rate reset features as well the optionality of paying the dividend in-kind or in cash. The Board of Directors and Company’s management consider then-current and estimated future liquidity factors in making that quarterly decision.

Dividends were paid in cash for each of the quarterly periods of 2010, the first three quarters of 2011, and the fourth quarter of 2012. For the 2011 dividends paid-in-kind, the simulation was based stock price volatility of 70%, a risk free rate of 1.49%, and a risk adjusted rate of 14.6%. The fair value calculation of $7.7 million was approximately $1.6 million below the amount added to the liquidation preference. For dividends paid-in-kind for the three quarters of 2012, the average stock price volatility was 63%, the risk free rate was 3.0% and the risk adjusted rate was 14.5%. The aggregate fair value calculated for these three quarters was $22.8 million, $6.3 million below the amount added to the liquidation preference. For the dividend paid-in-kind for the third quarter of 2012, a stock price volatility of 55% or 75% would have increased the estimate by $0.7 million or decreased the estimate by $0.6 million, respectively. Using a beginning of period stock price of $1.50 or $3.50 would have decreased the estimate by $1.7 million or increased the estimate by $1.1 million, respectively. Assuming that all future dividends would be paid in cash would have increased the estimate by $1.3 million. Assuming all future dividends would be paid-in-kind had no significant impact.

Indefinite Lived Intangible Assets

The quantitative tests of indefinite lived intangible assets during 2012 were based on a combination of discounted cash flows and market-based information, where available. Goodwill of $45 million included in the International Division is in a reporting unit comprised of wholly-owned operating subsidiaries in Europe and ownership of the joint venture operating in Mexico. The assessment of fair value of the operating subsidiaries was primarily based on a discounted cash flow analysis, including an estimated residual value. The analysis is prepared by the Company’s finance and accounting personnel that organizationally report to the Chief Financial Officer. The cash flows were projected to decrease, level and then trend positive, with an ending year growth rate of 1.5%. These amounts were discounted at 13%. Market data was used to corroborate this estimated value. Market data was used to estimate the value of the joint venture and was corroborated with a discounted cash flow analysis. The total estimated fair value of the reporting unit exceeded its carrying value by approximately 30%, with a substantial majority of the value associated with the joint venture. If the joint venture were removed from the composition of the reporting unit, it is likely that all of the existing goodwill would be impaired. Additionally, even if there is no change in the composition of the reporting unit, if future performance is below our projections, goodwill and other intangible asset impairment charges can result. The goodwill included in the North American Business Services Division was also assessed with no indications of impairment identified.

The estimated value of the indefinite lived tradename included in the International Division was based on an estimated royalty rate of 0.5% applied to projected sales and discounted at 13%. No indications of impairment were identified.

There were no significant differences between the carrying values and fair values of the Company’s financial instruments as of December 29, 2012 and December 31, 2011, except as disclosed above.